THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUS (MAY 1, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Unless otherwise noted below, effective as of the first business day in 2020 this Supplement amends certain information contained in the Prospectus referenced above.

The “Federal Deferred Acquisition Cost” row of the Transaction Fees Table is hereby replaced with the following:

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Federal Deferred Acquisition Cost Charge[1]	Upon each Premium Payment	0.80% of Premium Payment	No maximum—Charges may increase to reflect actual costs

The “Mortality and Expense Risk Charge-Invested Assets Component” and “Policy Debt Expense Charge” rows of the “Periodic Charges (Other than Portfolio Expenses)” table are hereby replaced as follows:

Amount Deducted
Charge	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Mortality and Expense Risk Charge —Invested Assets Component	Monthly, on each Monthly Processing Date	0.14% annually (0.01167% monthly rate) of Invested Assets in Policy Years 1-20 0.09% annually (0.0075% monthly rate) of Invested Assets in Policy Years 21 and above	0.90% annually (0.075% monthly rate) of Invested Assets
Policy Debt Expense Charge[12]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the younger Insured is (or would be, if alive) Attained Age 99 and below:

For Policy Dates 1/1/2016 and later:

1.20% annually (0.10% monthly rate) of Policy Debt for Policy Years 1-10

0.65% annually (0.05417% monthly rate) of Policy Debt for Policy Years 11-20

0.25% annually (0.02083% monthly rate) of Policy Debt for Policy Years 21 and above

For Policy Dates prior to 1/1/2016:

0.95% annually (0.07917% monthly rate) of Policy Debt for Policy Years 1-10

0.40% annually (0.03333% monthly rate) of Policy Debt for Policy Years 11 and above

When the younger Insured is (or would be, if alive) Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt

The second paragraph in the “Premium Expense Charges” sub-section of the “Charges and Deductions” section is hereby replaced in its entirety with the following:

We deduct a charge from each Premium Payment for the cost of a portion of our federal corporate income taxes attributable to policy acquisition expenses (Federal Deferred Acquisition Cost Charge). Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 0.80% against each Premium Payment to compensate us for the additional corporate tax burden.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This supplement is dated December 10, 2019.